UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2017

METALDYNE PERFORMANCE GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36774	47-1420222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Towne Square, Suite 550, Southfield, MI	48076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 727-1800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 6, 2017 (the “Closing Date”), American Axle & Manufacturing Holdings, Inc. (“AAM”) completed the previously announced acquisition of Metaldyne Performance Group Inc. (the “Company”), through the merger of Alpha SPV I, Inc., a wholly owned subsidiary of AAM (“Merger Sub”), with and into the Company (the “Merger”), pursuant to the Agreement and Plan of Merger, dated as of November 3, 2016, by and among the Company, AAM and Merger Sub (the “Merger Agreement”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock held in the treasury of the Company, shares of Company Common Stock that were owned by AAM or any direct or indirect subsidiary of AAM (including Merger Sub) or shares of Company Common Stock that were held by a stockholder that properly sought appraisal rights pursuant to the terms of the Merger Agreement and applicable Delaware law) was cancelled and converted into the right to receive $13.50 in cash, without interest, and 0.5 shares of common stock, par value $0.01 per share, of AAM (“AAM Common Stock”), together with cash in lieu of any fractional shares of AAM Common Stock (collectively, the “Merger Consideration”).

In addition, all Company stock options, restricted stock awards and restricted stock units outstanding as of immediately prior to the effective time of the Merger were accelerated in full immediately prior to the Merger. At the Effective Time, each Company stock option was converted into the right to receive an amount in cash equal to the Merger Consideration less the strike price of the applicable Company stock option (calculated based on the aggregate number of shares of Company Common Stock that were issuable upon exercise of such Company stock option immediately prior to the Merger). Each share of restricted stock of the Company outstanding immediately prior to the Effective Time was canceled and converted into the right to receive the Merger Consideration and each restricted stock unit was canceled and converted into the right to receive the Merger Consideration in an amount equal to the number of shares of Company Common Stock underlying such cancelled restricted stock unit.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 3, 2016, which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, the Company no longer fulfills the listing requirements of the NYSE. Accordingly, on the Closing Date, the Company and AAM jointly notified the NYSE that the Merger had been completed and requested that the NYSE (i) suspend trading of the Company Common Stock on the NYSE prior to the open of trading on the Closing Date, (ii) withdraw the Company Common Stock from listing on the NYSE and (iii) submit to the SEC an application on Form 25 to report that the Company Common Stock is no longer listed on the NYSE. As a result, the Company Common Stock will no longer be listed on the NYSE. In addition, the Company intends to file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to terminate the registration of the Company Common Stock under Section 12(g) of the Exchange Act and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01 and 5.03 of this Current Report on Form 8-K are incorporated by reference in their entirety into this Item 3.03.

As of the Effective Time, the Company’s stockholders immediately prior to the effective time of the Merger ceased to have any rights as stockholders of the Company (other than their right to receive the applicable Merger Consideration or any available right to seek appraisal of their shares under the Merger Agreement and applicable Delaware law, to the extent such holders validly exercised such rights).

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, a change in control of the Company occurred and the Company became a wholly-owned subsidiary of AAM. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.01.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the Merger, each of the directors of the Company resigned as of the Effective Time and, pursuant to the terms of the Merger Agreement, the following individuals were appointed as directors of the Company as of the Effective Time: David C. Dauch, Michael K. Simonte and David E. Barnes.

In connection with the Merger, at the request of AAM, each of the following persons agreed to relinquish their positions in the following offices of the Company, effective as of the Effective Time: George Thanopoulos, Chief Executive Officer; Mark Blaufuss, Chief Financial Officer; Douglas Grimm, President and Chief Operating Officer; Gary Ford, Vice President, Chief Accounting Officer and Controller; Thomas M. Dono, Jr., Executive Vice President, General Counsel and Secretary; and Russell Bradley, Executive Vice President of Sales. Effective as of the Effective Time, the following individuals were appointed as executive officers of the Company:

David C. Dauch	Chief Executive Officer
Michael K. Simonte	President
Christopher J. May	Vice President & Chief Financial Officer

Item 5.03.	Amendment to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On the Closing Date, the Company filed a Certificate of Merger with the Secretary of State of the State of Delaware effectuating the Merger. Pursuant to the Certificate of Merger, the certificate of incorporation of the Company, as the surviving corporation in the Merger, was amended and restated in its entirety. In addition, the bylaws of Merger Sub as in effect immediately prior to the Effective Time became the bylaws of the Company, as the surviving corporation in the Merger, except that the heading and Section 1.1 thereof were amended to reflect the name of the Company. Copies of the amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Metaldyne Performance Group Inc.

3.2	Bylaws of Metaldyne Performance Group Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metaldyne Performance Group Inc.

By:	/s/ David E. Barnes
Name:	David E. Barnes
Title:	Vice President, General Counsel & Secretary

Date: April 6, 2017

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Metaldyne Performance Group Inc.

3.2	Bylaws of Metaldyne Performance Group Inc.